UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 10, 2022

Date of Report (Date of earliest event reported)

Golden Path Acquisition Corporation.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-440519	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue

New York, NY 10017

(917) 267-4569

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	GPCO	The Nasdaq Stock Market LLC
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	GPCOU	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	GPCOR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half ordinary share	GPCOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in Solicitation

Golden Path Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Golden Path”) and MC Hologram Inc., a Cayman Islands exempted company (the “Company” or “MC”), and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Golden Path’s stockholders in connection with the proposed transaction described is this Report on Form 8-K. Information about Golden Path’s directors and executive officers and their ownership of Golden Path’s securities is set forth in Golden Path’s filings with the U.S. Securities and Exchange Commission (the “SEC”). To the extent that holdings of Golden Path’s securities have changed since the amounts printed in Golden Path’ Prospectus dated June 24, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the below paragraph.

Golden Path is a blank check company incorporated in the Cayman Islands and incorporated for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar merger with one or more businesses or entities. Golden Path completed its initial public offering on June 24, 2021 with an offering of 5,750,000 units, at $10.00 per unit, generating gross proceeds of $57,500,000. Each unit consisted of one ordinary share, par value $0.0001, one redeemable warrant to purchase one-half of one ordinary share, and one right to receive one-tenth (1/10) of an ordinary share upon consummation of a business combination. The Units, Ordinary Shares, Rights and Warrants of Golden Path are currently listed on the Nasdaq Capital Market under the symbols “GPCOU,” “GPCO,” “GPCOR” and “GPCOW,” respectively. Golden Path has until June 23, 2022 to consummate a Business Combination. However, Golden Path may extend the period of time to consummate a Business Combination up to nine times, each by an additional month (for a total of 21 months) to complete a Business Combination provided that additional funds are deposited into the trust account established for holding the IPO proceeds. Golden Path has made two monthly extensions to extend the period of time to consummate a Business Combination to August 24, 2022, and deposited required extension fee. Golden Path also plans to make further extension as needed to consummate a business combination.

MC focuses on the R&D and application of holographic technology. MC is committed to providing leading holographic technology services to its customers worldwide. MC’s holographic technology services include high-precision holographic light detection and ranging solutions, or LiDAR, based on holographic technology, exclusive holographic LiDAR point cloud algorithms architecture design, breakthrough technical holographic imaging solutions, holographic LiDAR sensor chip design and holographic vehicle intelligent vision technology to service customers that provide reliable holographic advanced driver assistance systems, or ADAS. MC also provides holographic digital twin technology services for customers and has built a holographic digital twin technology resource library. MC’s holographic digital twin technology resource library captures shapes and objects in 3D holographic form by utilizing a combination of MC’s holographic digital twin software, digital content, spatial data-driven data science, holographic digital cloud algorithm, and holographic 3D capture technology. MC’s holographic digital twin technology and resource library has the potential to become the new norm for the digital twin augmented physical world in the near future.

Additional Information and Where to Find It

This document relates to a proposed business combination transaction between Golden Path and MC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Golden Path intends to file a proxy statement, which will be sent to all Golden Path stockholders. Golden Path also will file other documents regarding the proposed transaction with the SEC.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GOLDEN PATH ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Golden Path through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Golden Path may be obtained free of charge by written request to Golden Path at Golden Path Acquisition Corporation, 100 Park Avenue, New York, NY 10017.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, with respect to the proposed merger transaction between MC and Golden Path, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, MC’s products under development and the markets in which it intends to operate, and MC’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Golden Path’s securities, (ii) the risk that the transaction may not be completed by Golden Path’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Golden Path, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of Golden Path and MC, the satisfaction of the minimum trust account amount following redemptions by Golden Path’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on MC’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of MC and potential difficulties in MC employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against MC or against Golden Path related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Golden Path’s securities on the Nasdaq Stock Market Capital Market, (x) the price of Golden Path’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MC plans to operate, variations in performance across competitors, changes in laws and regulations affecting MC’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns in the economy across the world as a world of COVID 19, and (xiii) the impact of legislative, regulatory, competitive and technological changes to MC’s business or product candidates, including those in China where MC operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Golden Path’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Form S-4 combined registration statement/proxy statement discussed above and other documents filed by Golden Path from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MC and Golden Path assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither MC nor Golden Path gives any assurance that either MC or Golden Path will achieve its expectations.

Item 1.01. Entry into a Material Definitive Agreement.

On September 10, 2021, Golden Path Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser” or “Golden Path”), MC Algorithm Inc., a Cayman Islands exempted company (“MC” or the “Company”), Golden Path Merger Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”) entered into a Merger Agreement (the “Merger Agreement”). A copy of the Merger Agreement without exhibits or disclosure schedule was filed as Exhibit 2.1 to a Current Report on Form 8-K filed by Purchaser on September 10, 2021.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Cayman Islands Companies Act (as revised) (the “Cayman Companies Act”), the parties intend to effect a business combination transaction whereby the Merger Sub will merge with and into the Company, with the Company being the surviving entity (the Company is hereinafter referred to for the periods from and after the Merger Effective Time as the “Surviving Corporation”) and becoming a wholly owned Subsidiary of Golden Path (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and simultaneously with the Closing Purchaser will change its name to “MicroCloud Hologram Inc.”

Merger Agreement Amendment No. 2

On August 10, 2022, Golden Path, Golden Path Merger Sub and MC entered into a second amendment to the Merger Agreement (the “Amendment”). The purposes of the Amendment were to change the requirement of MC’s delivering to Golden Path the quarterly reviewed financial statements for the period ended June 30, 2022 from a representation and warranty to a covenant with such financial statements to be delivered no later than September 15, 2022, and to make certain other conforming changes regarding the current status.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

Not Applicable

(b) Pro forma financial information

Not Applicable

(c) Shell company transactions.

Not Applicable

(d) Exhibits

Item	Description
2.01	Amendment No. 2 dated as of August 10, 2022 to Merger Agreement by and among, Golden Path Acquisition Corporation, MC Hologram Inc., Golden Path Merger Sub Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2022

GOLDEN PATH ACQUISITION CORPORATION

By:	/s/ Shaosen Cheng
Name:	Shaosen Cheng
Title:	Chief Executive Officer

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